Exhibit 99.1

                         PRIME BATTERY PRODUCTS LIMITED

                              FINANCIAL STATEMENTS

                           December 31, 2003 and 2002

                             (Stated in US Dollars)

                         REPORT OF INDEPENDENT AUDITORS

To the Directors,
Prime Battery Products Limited

We have audited the accompanying balance sheets of Prime Battery Products Limited as of December 31, 2003 and 2002 and the related statements of operations and retained deficit and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prime Battery Products Limited as of December 31, 2003 and 2002 and the results of their operations and their cash flows for the periods then ended in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. At December 31, 2003 the Company had a working capital deficit of $88,638 and an accumulated deficit of $299,538. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Toronto, Canada                         "MINTZ & PARTNERS LLP"
May 18, 2005

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                         PRIME BATTERY PRODUCTS LIMITED
                                  BALANCE SHEET
                           December 31, 2003 and 2002
                             (Stated in US Dollars)

--------------------------------------------------------------------------------

ASSETS                                                     2003           2002
------                                                     ----           ----

Current
   Bank                                                 $      --      $  42,897
   Accounts receivable                                      7,162        122,124
   Inventory                                                2,297             --
   Prepaid and deposit                                      2,854             --
                                                        ---------      ---------
                                                           12,313        165,021

Due from related parties                                   63,917
Property, plant and equipment - Note 3                      8,624             --
                                                        ---------      ---------
                                                        $  84,854      $ 165,021
                                                        =========      =========

LIABILITIES
Current
   Bank indebtedness                                    $   1,214      $      --
   Accounts payable and accrued liabilities                97,415          4,753
   Income taxes payable                                     2,322          1,908
                                                        ---------      ---------
                                                          100,951          6,661
                                                        ---------      ---------

Long term
   Due to related parties - Note 5                             --        155,930
   Long term debt                                         283,440             --
                                                        ---------      ---------
                                                          384,391        162,591
                                                        ---------      ---------

STOCKHOLDERS' EQUITY

Common stock, no par value - Note 4
   Unlimited shares authorized
   100 shares issue and outstanding                             1              1
Retained earnings (deficit)                              (299,538)         2,429
                                                        ---------      ---------
                                                         (299,537)         2,430
                                                        ---------      ---------
                                                        $  84,854      $ 165,021
                                                        =========      =========

                             SEE ACCOMPANYING NOTES

                         PRIME BATTERY PRODUCTS LIMITED
            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
                for the periods ended December 31, 2003 and 2002
                             (Stated in US Dollars)

--------------------------------------------------------------------------------

                                                      2003            2002
                                                      ----            ----
                                               (Jan 1 - Dec 31) (Nov 1 - Dec 31)
                                               ---------------- ----------------

Sales                                              $ 1,189,196    $   193,605

Cost of sales                                          999,944        163,588
                                                   -----------    -----------

Gross profit                                           189,252         30,017
                                                   -----------    -----------

Selling and administrative expenses
   Advertising and promotion                             7,657             --
   Bad debts                                            19,266             --
   Bank charges and interest                             2,205             --
   Management fees                                      49,948             --
   Office and general                                   13,490             --
   Professional fees                                     8,329             --
   Rent                                                 11,970             --
   Repairs and maintenance                                 697             --
   Telephone and utilities                               6,129             --
   Travel and auto                                      13,197             --
   Wages and consulting fees                           200,008         25,660
                                                   -----------    -----------

Total selling and administrative expenses              332,896         25,660
                                                   -----------    -----------

Earnings (loss) from operations                       (143,644)         4,357
                                                   -----------    -----------

Amortization                                             2,266             --
Interest expense                                       144,962             --
                                                   -----------    -----------

Net income (loss) before under-noted items            (290,872)         4,357
                                                   -----------    -----------

Other income (expenses)
   Other income                                         15,497             --
   Foreign exchange (losses)                           (26,592)           (11)
                                                   -----------    -----------

Net income (loss) before income taxes                 (301,967)         4,346

Income taxes                                                --          1,917
                                                   -----------    -----------

Net income (loss) for the year                     $  (301,967)   $     2,429

Retained earnings (deficit) - beginning of year          2,429             --
                                                   -----------    -----------

Retained earnings (deficit) - end of year          $  (299,538)   $     2,429
                                                   ===========    ===========

                             SEE ACCOMPANYING NOTES

                         PRIME BATTERY PRODUCTS LIMITED
                             STATEMENTS OF CASH FLOW
                for the periods ended December 31, 2003 and 2002
                             (Stated in US Dollars)

--------------------------------------------------------------------------------

                                                             2003               2002
                                                             ----               ----
                                                       (Jan 1 - Dec 31)   (Nov 1 - Dec 31)
                                                       ----------------   ----------------
Operating Activities
   Net income (loss) for the year                          $(301,967)      $   2,429
   Items not involving cash:
     Amortization                                              2,266              --
                                                           ---------       ---------

                                                            (299,701)          2,429
                                                           ---------       ---------


   Changes in operating assets and liabilities:
     Accounts receivable                                     114,962        (122,124)
     Accounts payable and accrued liabilities                 92,663           6,662
     Income taxes payable                                        414              --
     Inventory                                                (2,297)             --
     Prepaid and deposits                                     (2,854)             --
                                                           ---------       ---------

Cash (used in) operating activities                          (96,813)       (113,033)
                                                           ---------       ---------

Investing Activities
   Purchase of property, plant and equipment                 (10,890)             --
                                                           ---------       ---------

Cash (used in) investing activities                          (10,890)             --
                                                           ---------       ---------

Financing Activities
   Increase in long term debt                                283,440              --
   Increase (decrease) in due to/from related parties       (219,848)        155,930
   Increase bank indebtedness                                  1,214              --
                                                           ---------       ---------

Cash provided by financing activities                         64,806         155,930
                                                           ---------       ---------

Increase (decrease) in cash during the year                  (42,897)         42,897

Cash, beginning of the year                                   42,897              --
                                                           ---------       ---------

Cash (Bank indebtedness), end of the year                  $      --       $  42,897
                                                           =========       =========

                             SEE ACCOMPANYING NOTES

                         PRIME BATTERY PRODUCTS LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                           December 31, 2003 and 2002
                             (Stated in US Dollars)

--------------------------------------------------------------------------------

Note 1        Nature of Operations

              Prime Battery Products Limited ("Prime Battery") commenced selling batteries and ancilliary electronic products in Canada on November 1, 2002.

Note 2        Summary of Significant Accounting Policies

              Basis of Presentation

              The financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

              Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these amounts.

              Allowance for Doubtful Accounts

              The Company records an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. The criteria for allowance provision are determined based on historical experience and the Company's assessment of the general financial conditions affecting its customer base. If the Company's actual collections experience changes, revisions to the allowance may be required.

              Property, plant and equipment

              Property, plant and equipment are recorded at cost less accumulated amortization. Amortization is provided over estimated useful life of the assets using the following annual rates:

                        Computer hardware         30% declining balance

              Property, plant and equipment are reviewed for impairment in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets", which was adopted effective January 1, 2002. Under SFAS No. 144, these assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. An impairment charge is recognized for the amount, if any, which the carrying value of the asset exceeds the fair value.

Prime Battery Products Limited
Notes to the Financial Statements
December 31, 2003 and 2002
(Stated in US Dollars)
----------------------

              Income Taxes

              The Company follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes"("FAS 109") which requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

              Foreign Currency Translation

              The functional currency of the Company is Canadian dollars, which has been translated into US dollars, the reporting currency, in accordance with Statement of Financial Accounting Standards No. 52 "Foreign Currency Translation". Assets and liabilities are translated at the exchange rate at the balance sheet date and revenue and expenses are translated at the exchange rate at the date those elements are recognized. Any translation adjustments resulting are not included in determining net income but are included in other comprehensive income.

Note 3        Property, Plant and Equipment

                                                2003                     2002
                                     ------------------------------     ------
                                             Accumulated
                                      Cost   Amortization     Net         Net
                                      ----   ------------     ---         ---

              Computer hardware      $10,890    $2,266       $8,624      $ --

                                     $10,890    $2,266       $8,624      $ --

Note 4        Capital Structure

              Capital Stock

              The Company is authorized to issue an unlimited number of common shares.

              Voting Rights

              The holders of shares of common stock are entitled to receive notice of, attend and vote at all meetings of stockholders. Each share of common stock carries one vote at such meetings.

Prime Battery Products Limited
Notes to the Financial Statements
December 31, 2003 and 2002
(Stated in US Dollars)
----------------------

Note 5        Due to related parties

              Amounts due from / (due to) related parties are non-interesting bearing with no specific terms of repayment. Amounts due from related at December 31, 2003 and 2002 were as follows:

                                                         2003         2002
                                                      ---------     --------
A.C. Simmonds & Sons (division of Wireless Source
Distribution Ltd.)                                      (5,520)      (78,507)
Pivotal Self Services Technologies Inc.                  10,619      (66,359)
Prime Wireless Corporation                               21,575      (11,064)
Simmonds Capital Limited                                 34,423             -
Trackpower, Inc.                                          2,820             -
                                                       --------     ---------
                                                         63,917     (155,930)
                                                       ========     =========